Exhibit 24.1

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Michael Dunn
Michael Dunn

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Dr. Glenda B. Glover
Dr. Glenda B. Glover

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Dr. Evelyn E. Handler
Dr. Evelyn E. Handler

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Rodman L. Drake
Rodman L. Drake

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Gina Doynow
Gina Doynow

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Carl E. Levinson
Carl E. Levinson

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Bill Beckmann
Bill Beckmann

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Simon Williams
Simon Williams

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Daniel P. McHugh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In addition to the foregoing, I do hereby delegate the review of the Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2005 to each of the members of the Audit Committee.

IN WITNESS WHEREOF, I have subscribed these presents as of March 1, 2006.

/s/ Stephanie Mudick
Stephanie Mudick